PROPERTY, PLANT AND EQUIPMENT	12 Months Ended
Sep. 30, 2022
PROPERTY, PLANT AND EQUIPMENT
PROPERTY, PLANT AND EQUIPMENT

NOTE 6 – PROPERTY, PLANT AND EQUIPMENT

Property, plant and equipment consisted of the following as of September 30, 2022 and 2021:

	As of September 30,
	2022	2021
Buildings	$5,817,029	$6,217,128
Machinery	6,519,759	6,960,604
Furniture, fixtures and equipment	601,045	652,363
Motor vehicles	236,636	250,945
Total property plant and equipment, at cost	13,174,469	14,081,040
Less: accumulated depreciation	(6,061,550)	(6,076,185)
	7,112,919	8,004,855
Construction in progress (“CIP”)	11,668	—
Property, plant and equipment, net	$7,124,587	$8,004,855

Depreciation expense was $657,320 and $568,038 for the years ended September 30, 2022 and 2021, respectively.

As of September 30, 2022 and 2021, the Company pledged buildings and machinery to secure banking facilities granted to the Company. The carrying values of the pledged buildings to secure bank borrowings by the Company are shown in Note 13.